UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-00523
BNY Mellon Large Cap Securities Fund, Inc.
(Exact name of registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Address of Principal Executive Officer) (Zip Code)

Deirdre Cunnane, Esq.
240 Greenwich Street
New York, New York 10286
(Name and Address of Agent for Service)
Registrant's telephone number, including area code:
(212) 922-6400
Date of fiscal year end:
12/31
Date of reporting period:
12/31/25
ITEM 1 - Reports to Stockholders
BNY Mellon Large Cap Securities Fund, Inc.
ANNUAL
SHAREHOLDER
REPORT
December 31, 2025
Ticker – DREVX
This annual shareholder report contains important information about BNY Mellon Large Cap Securities Fund, Inc. (the “Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at bny.com/investments/literaturecenter. You can also request this information by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bny.com.
What were the Fund’s costs for the last year ?
(based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
BNY Mellon Large Cap Securities Fund, Inc.	$75	0.69%
How did the Fund perform last year ?
  For the 12-month period ended December 31, 2025, the Fund’s shares returned 16.69%.
  In comparison, the S&P 500® Index (the “Index”) returned 17.87% for the same period.
What affected the Fund’s performance?
  The U.S. large-cap market advanced during the reporting period, supported by strong earnings growth, heavy investment in artificial intelligence ad infrastructure, and resilient consumer and business spending.
  Strong stock selection in financials and utilities contributed positively to the Fund’s relative returns. Underweight positions and positive stock selection in consumer discretionary and consumer staples further supported performance.
  Weak stock selection in health care detracted most from relative performance, with additional pressure coming from stock selection in industrials.

How did the Fund perform over the past 10 years?
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Cumulative Performance from January 1 , 2015 through December 31, 2025
Initial Investment of $10,000
The above graph compares a hypothetical $10,000 investment in the Fund’s shares to a hypothetical investment of $10,000 made in the S&P 500® Index on 12/31/2015. The performance shown takes into account applicable fees and expenses of the Fund, including management fees and other expenses. The Fund’s performance also assumes the reinvestment of dividends and capital gains. Unlike the Fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/25 )
	1YR	5YR	10YR
BNY Mellon Large Cap Securities Fund, Inc.	16.69%	15.27%	15.33%
S&P 500® Index	17.87%	14.42%	14.81%
The performance data quoted represent past performance, which is no guarantee of future results. For more current information visit bny.com/investments/literaturecenter .
KEY FUND STATISTICS (AS OF 12/31/25 )
Fund Size (Millions)	Number of Holdings	Total Advisory Fee Paid During Period	Annual Portfolio Turnover
$2,363	52	$14,614,495	26.04%
Portfolio Holdings (as of 12/31/25 )
Top Ten Holdings (Based on Net Assets) *
* Excludes money market funds or other short-term securities held for the investment of cash and cash collateral for securities loaned, if any.
Sector Allocation (Based on Net Assets)

Information Technology
35.5%
Financials
14.4%
Industrials
11.8%
Health Care
10.7%
Communication Services
9.5%
Consumer Discretionary
7.6%
Consumer Staples
4.2%
Utilities
2.6%
Energy
2.3%
Materials
0.6%
Net Other Assets and Liabilities
0.8%

For additional information about the Fund, including its prospectus, financial information, portfolio holdings and proxy voting information, please visit bny.com/investments/literaturecenter .
Not FDIC Insured. Not Bank-Guaranteed. May Lose Value
© 2026 BNY Mellon Securities Corporation, Distributor,
240 Greenwich Street, 9th Floor, New York, NY 10286
Code-0026AR1225

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that J. Charles Cardona, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). J. Charles Cardona is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,986 in 2024 and $37,725 in 2025.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,332 in 2024 and $7,770 in 2025. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2024 and $0 in 2025.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,763 in 2024 and $4,763 in 2025. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $7,439 in 2024 and $7,803 in 2025.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $19,124 in 2024 and $20,587 in 2025. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2024 and $0 in 2025.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,429,804 in 2024 and $2,001,215 in 2025.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Not applicable.

BNY Mellon Large Cap Securities Fund, Inc.
ANNUAL FINANCIALS AND OTHER INFORMATION
December 31, 2025

Class	Ticker
Single Share	DREVX

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon
Family of Funds.
Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
The Fund
Please note the Annual Financials and Other Information only contains Items 7-11 required in Form N-CSR. All other required items will be filed with the Securities and Exchange Commission (the “SEC”).

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.
BNY Mellon Large Cap Securities Fund, Inc.
SCHEDULE OF INVESTMENTS
December 31, 2025

Description	Shares	Value ($)
Common Stocks — 99.8%
Banks — 5.8%
First Horizon Corp.	1,634,309	39,059,985
JPMorgan Chase & Co.	304,150	98,003,213
		137,063,198
Capital Goods — 10.9%
AMETEK, Inc.	189,207	38,846,089
Axon Enterprise, Inc.(a)	45,087	25,606,260
Carrier Global Corp.	338,857	17,905,204
GE Vernova, Inc.	65,406	42,747,399
Howmet Aerospace, Inc.	174,187	35,711,819
Hubbell, Inc.	79,730	35,408,890
Ingersoll Rand, Inc.	468,544	37,118,056
Trane Technologies PLC	63,428	24,686,178
		258,029,895
Commercial & Professional Services — .8%
Veralto Corp.	196,000	19,556,880
Consumer Discretionary Distribution & Retail — 7.6%
Amazon.com, Inc.(a)	524,692	121,109,408
Chewy, Inc., Cl. A(a)	678,247	22,416,063
The TJX Companies, Inc.	229,264	35,217,243
		178,742,714
Consumer Staples Distribution & Retail — 2.8%
BJ’s Wholesale Club Holdings, Inc.(a)	156,907	14,126,337
Walmart, Inc.	459,523	51,195,458
		65,321,795
Energy — 2.3%
Diamondback Energy, Inc.	98,552	14,815,322
EQT Corp.	442,615	23,724,164
Phillips 66	127,982	16,514,797
		55,054,283
Financial Services — 5.9%
CME Group, Inc.	101,260	27,652,081
Mastercard, Inc., Cl. A	83,999	47,953,349
The Goldman Sachs Group, Inc.	72,042	63,324,918
		138,930,348
Health Care Equipment & Services — 5.6%
Alcon AG(b)	229,829	18,112,823
Boston Scientific Corp.(a)	445,794	42,506,458
Edwards Lifesciences Corp.(a)	135,918	11,587,010
IDEXX Laboratories, Inc.(a)	43,008	29,096,202
UnitedHealth Group, Inc.	92,397	30,501,174
		131,803,667
Household & Personal Products — 1.5%
The Estee Lauder Companies, Inc., Cl. A	334,503	35,029,154
Insurance — 2.8%
Aon PLC, Cl. A	88,942	31,385,853
Assurant, Inc.	140,256	33,780,658
		65,166,511

SCHEDULE OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks — 99.8% (continued)
Materials — .6%
International Paper Co.	375,752	14,800,871
Media & Entertainment — 9.5%
Alphabet, Inc., Cl. C	452,463	141,982,890
Meta Platforms, Inc., Cl. A	124,224	81,999,020
		223,981,910
Pharmaceuticals, Biotechnology & Life Sciences — 5.1%
Gilead Sciences, Inc.	252,456	30,986,449
Johnson & Johnson	270,324	55,943,552
Thermo Fisher Scientific, Inc.	56,845	32,938,835
		119,868,836
Real Estate Management & Development — .5%
CoStar Group, Inc.(a)	195,946	13,175,409
Semiconductors & Semiconductor Equipment — 14.2%
Broadcom, Inc.	76,711	26,549,677
Micron Technology, Inc.	206,053	58,809,587
NVIDIA Corp.	1,239,838	231,229,787
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	62,453	18,978,842
		335,567,893
Software & Services — 15.0%
HubSpot, Inc.(a)	29,915	12,004,890
Intuit, Inc.	73,039	48,382,494
Microsoft Corp.	390,702	188,951,301
Oracle Corp.	71,159	13,869,601
ServiceNow, Inc.(a)	181,600	27,819,304
Shopify, Inc., Cl. A(a)	232,801	37,473,977
Synopsys, Inc.(a)	53,120	24,951,526
		353,453,093
Technology Hardware & Equipment — 6.3%
Apple, Inc.	552,356	150,163,502
Utilities — 2.6%
Constellation Energy Corp.	104,230	36,821,332
Dominion Energy, Inc.(b)	418,573	24,524,192
		61,345,524
Total Common Stocks (cost $1,143,625,514)		2,357,055,483

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies — .3%
Registered Investment Companies — .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $7,432,298)	3.89	7,432,298	7,432,298
Total Investments (cost $1,151,057,812)		100.1%	2,364,487,781
Liabilities, Less Cash and Receivables		(.1%)	(1,536,256)
Net Assets		100.0%	2,362,951,525

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At December 31, 2025, the value of the fund’s securities on loan was $9,814,465 and the value of the collateral was
$10,090,875, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Affiliated Issuers
Description	Value ($) 12/31/2024	Purchases ($)†	Sales ($)	Value ($) 12/31/2025	Dividends/ Distributions ($)
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .3%	17,824,311	284,992,453	(295,384,466)	7,432,298	763,459
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	-	219,266,861	(219,266,861)	-	26,387††
Total - .3%	17,824,311	504,259,314	(514,651,327)	7,432,298	789,846

†	Includes reinvested dividends/distributions.
††
Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	Cost	Value
Assets ($):
Investments in securities—See Schedule of Investments (including securities on loan, valued at $9,814,465)—Note 1(c):
Unaffiliated issuers	1,143,625,514	2,357,055,483
Affiliated issuers	7,432,298	7,432,298
Dividends and securities lending income receivable		650,535
Receivable for shares of Common Stock subscribed		80,786
Tax reclaim receivable—Note 1(b)		4,253
Prepaid expenses		26,494
		2,365,249,849
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		1,350,287
Payable for shares of Common Stock redeemed		798,785
Directors’ fees and expenses payable		7,912
Other accrued expenses		141,340
		2,298,324
Net Assets ($)		2,362,951,525
Composition of Net Assets ($):
Paid-in capital		1,132,648,837
Total distributable earnings (loss)		1,230,302,688
Net Assets ($)		2,362,951,525
Shares Outstanding
(500 million shares of $1 par value Common Stock authorized)		121,086,019
Net Asset Value Per Share ($)		19.51
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2025

Investment Income ($):
Income:
Cash dividends (net of $3,186 foreign taxes withheld at source):
Unaffiliated issuers	18,846,526
Affiliated issuers	763,459
Affiliated income net of rebates from securities lending—Note 1(c)	26,387
Interest	3,432
Total Income	19,639,804
Expenses:
Management fee—Note 3(a)	14,614,495
Shareholder servicing costs—Note 3(b)	621,997
Professional fees	131,458
Directors’ fees and expenses—Note 3(c)	92,220
Loan commitment fees—Note 2	54,874
Registration fees	53,027
Prospectus and shareholders’ reports	43,304
Custodian fees—Note 3(b)	25,398
Chief Compliance Officer fees—Note 3(b)	25,008
Interest expense—Note 2	14,622
Shareholder and regulatory reports service fees—Note 3(b)	14,167
Miscellaneous	37,507
Total Expenses	15,728,077
Less—reduction in fees due to earnings credits—Note 3(b)	(33,849)
Net Expenses	15,694,228
Net Investment Income	3,945,576
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	246,071,570
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	87,478,311
Net Realized and Unrealized Gain (Loss) on Investments	333,549,881
Net Increase in Net Assets Resulting from Operations	337,495,457
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2025	2024
Operations ($):
Net investment income	3,945,576	5,703,449
Net realized gain (loss) on investments	246,071,570	250,228,083
Net change in unrealized appreciation (depreciation) on investments	87,478,311	283,765,781
Net Increase (Decrease) in Net Assets Resulting from Operations	337,495,457	539,697,313
Distributions ($):
Distributions to shareholders	(285,896,790)	(202,603,729)
Capital Stock Transactions ($):
Net proceeds from shares sold	70,501,674	186,663,787
Distributions reinvested	261,951,358	187,301,782
Cost of shares redeemed	(443,420,818)	(292,506,019)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(110,967,786)	81,459,550
Total Increase (Decrease) in Net Assets	(59,369,119)	418,553,134
Net Assets ($):
Beginning of Period	2,422,320,644	2,003,767,510
End of Period	2,362,951,525	2,422,320,644
Capital Share Transactions (Shares):
Shares sold	3,681,946	9,906,352
Shares issued for distributions reinvested	14,085,181	9,876,664
Shares redeemed	(23,925,130)	(15,462,946)
Net Increase (Decrease) in Shares Outstanding	(6,158,003)	4,320,070
See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
	Year Ended December 31,
	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	19.04	16.30	13.09	16.69	14.74
Investment Operations:
Net investment income(a)	.03	.05	.06	.06	.06
Net realized and unrealized gain (loss) on investments	2.95	4.39	3.98	(3.03)	3.79
Total from Investment Operations	2.98	4.44	4.04	(2.97)	3.85
Distributions:
Dividends from net investment income	(.03 )	(.05 )	(.06 )	(.06 )	(.05 )
Dividends from net realized gain on investments	(2.48)	(1.65)	(.77 )	(.57 )	(1.85)
Total Distributions	(2.51)	(1.70)	(.83 )	(.63 )	(1.90)
Net asset value, end of period	19.51	19.04	16.30	13.09	16.69
Total Return (%)	16.69	27.34	31.06	(17.90)	27.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.69	.69	.71	.71	.70
Ratio of net expenses to average net assets	.69 (b)	.68 (b)	.69 (b)	.71 (b)	.70
Ratio of net investment income to average net assets	.17 (b)	.24 (b)	.40 (b)	.41 (b)	.35
Portfolio Turnover Rate	26.04	27.75	29.08	18.20	17.70
Net Assets, end of period ($ x 1,000)	2,362,952	2,422,321	2,003,768	1,458,884	1,835,957

(a)	Based on average shares outstanding.
(b)	Amount inclusive of reduction in fees due to earnings credits.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1—
Significant Accounting Policies:
BNY Mellon Large Cap Securities Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. Current income is a secondary investment objective. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”), an indirect wholly-owned subsidiary of BNY and an affiliate of the Adviser, serves as the fund’s sub-adviser. NIMNA’s principal office is located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108. NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), which enables NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY.
The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.
(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.
The following is a summary of the inputs used as of December 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,357,055,483	—	—	2,357,055,483
Investment Companies	7,432,298	—	—	7,432,298
	2,364,487,781	—	—	2,364,487,781

†	See Schedule of Investments for additional detailed categorizations, if any.
(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.
Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2025, if any, are disclosed in the fund’s Statement of Assets and Liabilities.
(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is

NOTES TO FINANCIAL STATEMENTS (continued)
either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default, and is not reflected in the Statement of Assets and Liabilities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2025, BNY earned $3,610 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.
For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of December 31, 2025, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:
Assets ($)
Gross amount of securities loaned, at value, as disclosed in the Statement of Assets and Liabilities	9,814,465
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(9,814,465)†
Net amount	-

†
The value of the related collateral received by the fund exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Schedule of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.
(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.
(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.
(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.
As of and during the period ended December 31, 2025, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2025, the fund did not incur any interest or penalties.
Each tax year in the four-year period ended December 31, 2025 remains subject to examination by the Internal Revenue Service and state taxing authorities.

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $774,979, undistributed capital gains $17,707,995 and unrealized appreciation $1,211,819,714.
The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2025 and December 31, 2024 were as follows: ordinary income $3,958,131 and $6,532,300, and long-term capital gains $281,938,659 and $196,071,429, respectively.
During the period ended December 31, 2025, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $20,789,674 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.
(h) Operating segment reporting: In accordance with FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the fund has operated and been managed as a single reportable segment, generating returns through dividends, interest, and/or gains from investments aligned with its single stated investment objective as outlined in the fund’s prospectus. The fund’s accounting policies are consistent with those described in these Notes to Financial Statements. The chief operating decision maker (“CODM”) is represented by BNY Investments and is comprised of Senior Management and Directors of BNY Investments. The CODM considers the net increase in net assets resulting from operations when deciding whether to purchase additional investments or make distributions to shareholders. Detailed financial information for the fund is presented in these financial statements, including total assets and liabilities in the Statement of Assets and Liabilities, investments held in the Schedule of Investments, results of operations and significant segment expenses in the Statement of Operations, and additional performance information—such as total return, portfolio turnover, and ratios—in the Financial Highlights.
NOTE 2—
Bank Lines of Credit:
The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY (the “BNY Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNY Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.
During the period ended December 31, 2025, the fund was charged $14,622 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Citibank Credit Facility during the period ended December 31, 2025 was approximately $277,534 with a related weighted average annualized interest rate of 5.27%. As of December 31, 2025, the fund has no outstanding loan balance from either Facility.
NOTE 3—
Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:
(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion. The effective management fee rate during the period ended December 31, 2025 was .64%.
The Agreement also provides for an expense reimbursement from the Advisor should the fund’s aggregate expenses (excluding taxes and brokerage commissions) exceed 1% of the value of the fund’s average daily net assets for any full fiscal year. During the period ended December 31, 2025, there was no reduction in expenses pursuant to the Agreement.
Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .312% of the value of the fund’s average daily net assets.
(b) The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)
The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.
The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2025, the fund was charged $185,392 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $33,849.
The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2025, the fund was charged $25,398 pursuant to the custody agreement.
During the period ended December 31, 2025, the fund was charged $25,008 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.
The fund compensates the Custodian for providing shareholder reporting and regulatory services for the fund. These fees are included in Shareholder and regulatory reports service fees in the Statement of Operations. During the period ended December 31, 2025, the Custodian was compensated $14,167 for financial reporting and regulatory services.
The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Management fee of $1,285,436, Custodian fees of $6,000, Chief Compliance Officer fees of $4,751, Transfer Agent fees of $45,600 and Shareholder and regulatory reports service fees of $8,500.
(c) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.
NOTE 4—
Securities Transactions:
The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2025, amounted to $596,284,409 and $977,551,475, respectively.
At December 31, 2025, the cost of investments for federal income tax purposes was $1,152,668,221; accordingly, accumulated net unrealized appreciation on investments was $1,211,819,560, consisting of $1,275,376,989 gross unrealized appreciation and $63,557,429 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of BNY Mellon Large Cap Securities Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of BNY Mellon Large Cap Securities Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.
New York, New York
February 20, 2026

IMPORTANT TAX INFORMATION (Unaudited)
For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2025 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,958,131 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2026 of the percentage applicable to the preparation of their 2025 income tax returns. The fund also hereby reports $.6228 per share as a long-term capital gain distribution paid on March 31, 2025 and $1.8583 per share as a long-term capital gain distribution paid on December 16, 2025.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies (Unaudited)
N/A

Item 9. Proxy Disclosures for Open-End Management Investment Companies (Unaudited)
N/A

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies (Unaudited)
Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex, and annual retainer fees and meeting attendance fees are allocated to each fund based on net assets. The fund is charged for services performed by the fund’s Chief Compliance Officer. Compensation paid by the fund during the period to the board members and the Chief Compliance Officer are within Item 7. Statement of Operations as Directors’ fees and expenses and Chief Compliance Officer fees, respectively. The aggregate amount of Directors’ fees and expenses and Chief Compliance Officer fees paid by the fund during the period was $117,228.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contracts (Unaudited)
At a meeting of the fund’s Board of Directors (the “Board”) held on August 13-14, 2025, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, the Sub-Investment Advisory Agreement, pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) provides day-to-day management of the fund’s investments, and the Sub-Sub-Investment Advisory Agreement (collectively with the Management Agreement and the Sub-Investment Advisory Agreement, the “Agreements”) between NIMNA and Newton Investment Management Limited (“NIM”), pursuant to which NIMNA may use the investment advisory personnel, resources and capabilities available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.
Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.
The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.
Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the fund’s performance with the performance of a group of retail no-load large-cap core funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional large-cap core funds (the “Performance Universe”), all for various periods ended June 30, 2025, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of other retail no-load large-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.
Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except for the one-year period when the fund’s total return performance was below the Performance Universe median, and was in the first quartile for each period, except for the one-year period. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a four-star overall rating from Morningstar and a five-star rating for the five-year period based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.
The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was approximately equivalent to the Expense Group median and approximately equivalent to the Expense Universe median actual management fee, and the fund’s total expenses were approximately equivalent to the Expense Group median and lower than the Expense Universe median total expenses.
Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”) and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.
The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.
Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.
The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, as a result of shared and allocated costs among funds in the BNY fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.
At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.
●The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are satisfactory and appropriate.
●The Board was satisfied with the fund’s performance.
●The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contracts (Unaudited) (continued)
●The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.
In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

© 2026 BNY Mellon Securities Corporation
Code-0026NCSRAR1225

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers for Closed-End Management Investment Companies.

Not applicable.

Item 14.	Purchases of Equity Securities By Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 15.

Item 16.	Controls and Procedures.

(a)	The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.
(b)	There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Large Cap Securities Fund, Inc.;

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 19, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 19, 2026

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: February 19, 2026

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)